Exhibit 10.1

ALPHASMART, INC.

1998 STOCK OPTION PLAN

(amended and restated effective October 2003)

-i-

ALPHASMART, INC.

1998 STOCK OPTION PLAN

(amended and restated effective October 2003)

1.	Purposes of the Plan

The purposes of the AlphaSmart, Inc. 1998 Stock Option Plan (the “Plan”) are (a) to assist Alphasmart, Inc. in attracting and retaining in the employ of the Company and any Subsidiaries individuals of outstanding competence, and (b) to provide performance incentives for officers, executives, directors, key employees, advisors, and independent consultants to Alphasmart, Inc. and any Subsidiaries.

The Plan was adopted August 1, 1998 and authorized the grant of options to purchase in the aggregate, up to 1,000,000 shares of Alphasmart, Inc. Common Stock.

2.	Definitions

Unless otherwise required by the context, the terms used in this Plan shall have the meanings indicated in this Section 2.

2.1 “Beneficiary”: As applied to a participant in the Plan, a person or entity (including a trust or the estate of the participant) designated in writing by the participant on such forms as the Committee may prescribe to whom an Option may pass in the event of the death of the participant. If, at the death of a participant, there shall not be any living person or entity in existence so designated, the term “Beneficiary” shall mean the legal representative of the participant’s estate.

2.2 “Board” or “Board of Directors”: The Board of Directors of the Company.

2.3 “Code”: The Internal Revenue Code of 1986, as amended.

2.4 “Committee”: The Compensation Committee of the Board of Directors or such other committee as may be designated by the Board of Directors pursuant to the provisions of paragraph 4.1 to administer the Plan.

2.5 “Common Stock”: The common stock of the Company, $.0001 par value, or such other class of shares or other securities as may be applicable pursuant to the provisions of Section 5.

2.6 “Company”: Alphasmart, Inc., a California corporation, its successors and assigns.

2.7 “Consultant”: An advisor or independent consultant to the Company who, in the opinion of the Committee, is in a position to make significant contributions to the Company or a Subsidiary. A non-employee director on the Company’s Board of Directors shall be considered a Consultant eligible to receive Options under the Plan.

2.8 “Incentive Stock Option”: An Option that satisfies the requirements of Code Section 422.

2.9 “Key Employee”: An employee of the Company or of a Subsidiary regularly employed on a full-time basis, including an officer or director if he is such an employee, who, in the opinion of the Committee, is in a position to make significant contributions to the Company or a Subsidiary.

2.10 “Market Value”: As applied to a specific date and unless otherwise specifically defined in the text of the Plan, (a) the average of the high and low sale prices of the Common Stock for such date as reported on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system (or, if no such sales were reported for such date, on the next preceding date for which such sales were reported), or (b) if the price of Common Stock is not reported on the NASDAQ system or any other national exchange, the fair market value as determined in good faith by the Committee.

2.11 “1934 Act”: The Securities Exchange Act of 1934, as amended.

2.12 “Non-Statutory Option”: An Option not intended to satisfy the requirements of Code Section 422.

2.13 “Option Agreement”: A written or electronic agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

2.14 “Optionee”: A Key Employee or Consultant who has received an Option or Options under the Plan.

2.15 “Option” or “Stock Option”: An option to purchase shares of Common Stock granted pursuant to paragraphs 6.1 and 7.1.

2.16 “Parent”: Any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, provided each corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.17 “Permanent Disability”: The permanent incapacity of a participant to perform the usual duties of his employment by reason of physical or mental impairment. For this purpose, “Permanent Disability” shall be deemed to exist if Optionee is unable by reason of a physical or mental impairment to perform the material duties of his regular position with the Company and is not expected to recover from his disability within a period of six (6) months from the commencement of the disability. If at any time Optionee is claimed to be permanently disabled, a physician acceptable to both Optionee and the Committee (which acceptances shall not be unreasonably withheld) shall be retained by the Committee and shall examine Optionee. Optionee shall cooperate fully with the physician. If the physician determines that Optionee is permanently disabled, the physician shall deliver to the Committee a certificate certifying both that Optionee is permanently disabled and the date upon which the condition of permanent disability commenced.

The determination of the physician shall be conclusive. For purposes of Options that are Incentive Stock Options, Permanent Disability shall be interpreted consistent with Code Section 22(e)(3).

2.18 “Plan”: The Alphasmart, Inc. 1998 Stock Option Plan as from time to time amended.

2.19 “Restricted Stock”: Shares of Common Stock issued or transferred subject to restrictions precluding a sale or other disposition for a period of time (other than as specifically permitted) and requiring, as a condition to retention, compliance with any other terms and conditions that may be imposed by the Committee.

2.20 “Retirement”: The termination of a participant’s employment with the Company and its Subsidiaries due to and consistent with the retirement policies of the Company and its Subsidiaries.

2.21 “Rule 16b-3”: As applied on a specific date, Rule 16b-3 of the General Rules and Regulations under the 1934 Act as then in effect or any other provision that may have replaced such Rule and be then in effect.

2.22 “Subsidiary”: Any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.23 “Supplement”: Rules of general application consistent with the Plan adopted by the Committee as a supplement thereto for the administration or implementation of the Plan or a portion thereof.

3.	Scope of the Plan

The Plan shall apply to the Company and to any Subsidiaries that have not been specifically excluded by the Board of Directors.

4.	Administration

4.1 The Board of Directors shall administer the Plan. Should the Company, pursuant to Section 10 of the Plan, elect to register any of the shares of Common Stock covered by the Plan upon a national securities exchange pursuant to the 1934 Act, the Board will appoint a committee of two (2) or more persons who are members of the Board of Directors to be the Compensation Committee of the Board of Directors unless another committee of the Board shall be designated by the Board. The Compensation Committee or other committee members so appointed will be comprised of Non-Employee Directors, as defined in Rule 16b-3, and will serve as the Committee until such time as they may be replaced or substituted by the Board of Directors.

4.2 The Committee shall have full power to interpret and administer the Plan and full authority to act in determining who shall be participants in the Plan, the number of Options to be granted to each participant, and the conditions, form, manner, time and terms of payment under such Options. The interpretation by the Committee of the terms and provisions of the Plan and the administration thereof, and all action taken by the Committee, shall be final, binding and conclusive on the Company, its stockholders, Subsidiaries, all participants and employees, and upon their respective Beneficiaries, successors and assigns, and upon all other persons claiming under or through any of them.

4.3 The Committee may adopt such rules, regulations and Supplements, not inconsistent with the provisions of the Plan, as it deems necessary (a) to determine participation in the Plan, the amount to be granted to each participant and the conditions, form, manner, time and terms of payment under such Options, and (b) to administer the Plan, and may amend or revoke any such rule, regulation or Supplement.

4.4 No member or former member of the Committee or of the Company’s Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted hereunder. To the maximum extent permitted by applicable law, each member or former member of the Committee or of the Company’s Board of Directors shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees and expenses of counsel) or liability (including any sum paid in settlement of a claim with the approval of the Company), arising out of any act or omission to act in connection with the Plan, unless arising out of such member’s or former member’s own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the members or former members may have as directors or under the by-laws of the Company.

5.	Stock Subject to the Program; Adjustments Upon Changes in Capitalization

5.1 Until further increased by the stockholders of the Company, the aggregate number of shares of Common Stock that may be issued or transferred under the Plan after such date shall not exceed 1,612,219 subject to the provisions of paragraphs 5.2 and 6.2(l). Such shares may be authorized but unissued shares of Common Stock, shares of treasury stock or shares purchased for the Plan pursuant to the provisions of paragraph 9.5.

5.2 In the event of any change in the Common Stock of the Company by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination, or exchange of shares, or rights offering to purchase Common Stock at a price substantially below Market Value, or of any similar change affecting the Common Stock, the number and kind of shares to be subject to Options thereafter granted (including Options granted under Section 7 hereunder and including the number of shares received for issuance hereunder), the number and kind of shares subject to Options theretofore granted, and the purchase price per share under outstanding Option Agreements shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Optionees under the Plan; provided, however, that in the case of Incentive Stock Options, such adjustments shall be consistent with Section 424 of the Code, and with the applicable regulations of the U.S. Treasury Department. In the event that the Company converts from a corporation taxed under subchapter S of Title I of the Code to a corporation taxed under subchapter C of Title I of the Code, any Option or shares issued pursuant to an Option shall be adjusted automatically to reflect such conversion so that the Options or Option Shares are deemed to be issued from a subchapter C corporation.

6.	Stock Options

6.1 Grants of Options

(a) The form or forms of Options and the number of shares of Common Stock to be made subject to such Options shall be determined by the Committee. Any or all Options granted to Key Employees under the Plan may be in the form of Incentive Stock Options. Incentive Stock Options may be granted by the Committee in substitution for any Option heretofore or hereafter granted to Key Employees under the Plan or under any option granted under any other stock option plans of the Company and such substitution shall not be deemed the grant of a new or additional Option for any purpose under the Plan or otherwise, to the extent permitted by applicable law.

(b) Subject to the adjustment provisions of paragraph 5.2, the maximum number of shares of Common Stock which may be issued or transferred to a participant subject to Stock Options shall not exceed such number as shall be fixed by the Committee from time to time.

(c) Notwithstanding anything in the Plan to the contrary the aggregate Market Value of the Common Stock with respect to which an Incentive Stock Option (and any prior Option or Incentive Stock Option issued under any other plan of the Company or Subsidiary) first becomes exercisable during any calendar year shall not exceed $100,000. Aggregate Market Value shall be determined on the date such Option and any other Incentive Stock Options are granted.

6.2 Option Provisions. Options shall be subject to the following provisions:

(a) Options may be granted only to Key Employees and Consultants selected by the Committee; provided, however, Consultants may not be granted Incentive Stock Options.

(b) The exercise price per share of Common Stock subject to an Option shall be determined by the Committee, but shall not be less than 100% of the Market Value thereof on the date the Option is granted. However, Incentive Stock Options granted to Key Employees who, at the time of grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Market Value per share of Common Stock on the date of grant. Similarly, Non-Statutory Options granted to Consultants or Key Employees who, at the time of grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Market Value per share of Common Stock on the date of grant.

(c) The expiration date of each Option shall be established by the Committee at the time the Option is granted, but such date shall not be later than ten (10) years from the date the Option is granted. Except as required with respect to Incentive Stock Options pursuant to Code Section 422, the Committee may extend the term of an Option which has a term of less than ten (10) years for a period ending not later than ten (10) years from the date of the Option grant and such extension shall not be deemed the grant of a new or additional Option for any purpose under the Plan or otherwise. The extension of the term of an Option shall be subject to the consent of the holder of the Option and may be made at any time prior to the expiration of the Option. Incentive Stock Options may not be granted more than ten (10) years after the Plan is adopted by the stockholders of the Company.

(d) Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Committee and set forth in the Option Agreement. Options may be exercised as to all or any portion of the shares of Common Stock subject to the Option, while the original Optionee has a relationship with the Company which confers eligibility to be granted Options, but not later than the expiration date specified in such Option. Except in the case of Options granted to officers, directors and consultants, Options shall become exercisable at a rate of no less than 20% per year over five (5) years from the date the Option is granted.

(e) Options granted to a Key Employee shall not be affected by any change in the nature of the Key Employee’s employment so long as he continues to be employed by the Company or a Subsidiary. Approved leaves of absence shall not be considered a termination or interruption of full-time employment for any purpose of the Plan, except as may be required by applicable law.

(f) Each Option shall terminate if and when the Optionee shall cease to be an employee of or Consultant to the Company or its Subsidiaries, except as follows (subject to the provisions of the Code and applicable regulations of the U.S. Treasury Department concerning Incentive Stock Options):

(i) If an Optionee dies while an employee of the Company or a Subsidiary, his Option may be exercised to the extent that the Optionee could have done so at the date of his death by his Beneficiary, at any time, or from time to time, within six (6) months after the date of the Optionee’s death, but not later than the expiration date specified in such Option.

(ii) If an Optionee’s employment by the Company or a Subsidiary shall terminate because of Permanent Disability, such employee may exercise his Option, to the extent that he could have done so at the date of his termination of employment, at any time, or from time to time, within six (6) months of such termination, but not later than the expiration date specified in such Option.

(iii) If an Optionee’s employment by the Company or a Subsidiary shall terminate due to Retirement, the Optionee may exercise any Option to the extent that he could have done so at the date of his termination of employment, at any time, or from time to time, within six (6) months of such Retirement, but not later than the expiration date specified in such Option; provided, however, Options exercised after three (3) months of such Retirement shall be treated as Non-Statutory Options.

(iv) Except as provided in the following provisions of this paragraph 6.2(f), if the Optionee’s employment by the Company or a Subsidiary shall terminate for any reason other than death, Permanent Disability or Retirement as aforesaid, he may exercise his Option, to the extent that he could have done so at the date of his termination of employment, at any time, or from time to time, within three (3) months of the date of termination of his employment, but not later than the expiration date specified in such Option.

(v) Notwithstanding anything in the Plan to the contrary, if an Optionee’s employment is terminated for Cause, his ability to exercise such Option shall terminate on the date of his termination of employment. For this purpose, termination for “Cause” shall include termination for reason of (i) Optionee’s conviction for, or plea of nolo contendere to, a felony, (ii) Optionee’s commission of an act involving self-dealing, fraud or personal profit materially injurious to the Company, (iii) Optionee’s commission of an act of willful misconduct or gross negligence in the conduct of his employment duties for the Company, (iv) habitual absenteeism or tardiness on the part of Optionee with respect to his employment with the Company, (v) Optionee’s breach or violation of any material internal policies or rules of the Company, including those rules adopted by the Company concerning the purchase and sale of the Company’s Common Stock or other securities by employees of the Company, and (vi) Optionee’s breach of any material provision of any written employment agreement between Optionee and the Company. The Committee in its discretion shall determine whether a termination was made for Cause.

(vi) Notwithstanding anything in the Plan to the contrary, the Committee may at any time terminate an Option if it shall, in the reasonable exercise of its judgment, find that the Optionee has disclosed without the written consent of an authorized officer of the Company, to any person not employed by or engaged to render services to the Company or a Subsidiary, any material confidential information of the Company or a Subsidiary or has engaged in material competition with the Company or any Subsidiary or in any activities otherwise contrary to the best interests of the Company. The right to exercise an Option under the Plan is granted, and the compensation to be realized in the event of exercise has been provided, upon the express understanding that the Optionee shall refrain from engaging in any activities contrary to the best interests of the Company.

(g) If any Optionee is not an employee of the Company or a Subsidiary, but rather is a Consultant to the Company or a Subsidiary, the following provisions shall apply as if the Optionee were an employee of the Company or a Subsidiary:

(i) Paragraph 6.2(f)(i) shall apply if the Consultant relationship terminates because of the Optionee’s death.

(ii) Paragraph 6.2(f)(ii) shall apply if the Consultant relationship terminates because of the Optionee’s Permanent Disability.

(iii) Paragraph 6.2(f)(iii) shall apply if the Consultant relationship terminates because of the Optionee’s Retirement.

(iv) Paragraph 6.2(f)(iv) shall apply if the Consultant relationship terminates for any other reason than the Optionee’s death, Permanent Disability or Retirement.

(v) Notwithstanding paragraphs (f)(i) through (f)(iv), above, paragraph 6.2(f)(v) shall apply if the Consultant relationship is terminated by the Company or a Subsidiary for Cause.

(vi) Paragraph 6.2(f)(vi) shall apply as written.

(h) Subject to the provisions of paragraphs 6.2(c), (d), (e), (f) and (g) and the Option Agreement pursuant to which an Option is granted, Options may be exercised, in whole or in part, at any time during the term of the Option, except that no Option shall be exercisable prior to the date six (6) months after date of grant of the Option.

(i) An Option shall be considered exercised under the Plan on the date written notice is mailed (postage prepaid) or delivered to the Secretary of the Company advising of the exercise of a particular Option and transmitting payment of the Exercise price for the shares involved, but this provision shall not preclude exercise of an Option by any other proper legal method.

(j) Incentive Stock Options and, unless the Committee determines otherwise, Non-Statutory Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Optionee, only by the Optionee. If the Committee in its sole discretion makes a Non-Statutory Option transferable, such Option may only be transferred (i) by will, (ii) by the laws of descent and distribution, or (iii) to family members (within the meaning of Rule 701 of the Securities Act) through gifts or domestic relations orders, as permitted by Rule 701 of the Securities Act.

(k) The Committee may place such conditions and restrictions on the exercise of Options and on the transferability of shares of Common Stock received upon exercise of an Option, in addition to those contained herein, as it shall deem appropriate and, without limiting the generality of the foregoing, may provide in the Option grant that shares of Common Stock issued or transferred upon exercise of the Option shall be shares of Restricted Stock subject to repurchase by the Company upon failure to comply with such conditions and restrictions.

(l) Following the death of a participant, and upon the request of the Beneficiary, the Company may at its election, (i) at any time while the Option may be exercised, purchase the Option at a price equal to the difference between the Market Value, on the date such request is mailed (postage prepaid) or delivered to the Secretary of the Company, of the shares of Common Stock subject to exercise and the Exercise price of such shares of Common Stock, or (ii) within thirty (30) days following the exercise of an Option, purchase the shares of Common Stock so acquired at their Market Value on the date of exercise. The number of shares of Common Stock purchased by the Company shall be considered issued and transferred for purposes of paragraphs 5.1 and 6.1(b).

(m) No shares of Common Stock shall be issued or transferred upon exercise of an Option until full payment therefor has been made. Such payment shall be made in cash. A holder of an Option shall have none of the rights of a stockholder until shares of Common Stock are issued or transferred as the result of the exercise of such Option. The proceeds received by the Company from the sale of Common Stock pursuant to the Plan shall be available for general corporate purposes.

7.	Automatic Option Grant Program

7.1 Grant Dates. Option grants shall be made on the dates specified below:

(a) Each individual who is first elected or appointed as a non-employee Board member at any time on or after August 2003 shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 26,667 shares of Common Stock provided that such individual is, at the time of such election or appointment, (i) not the holder of Unvested Options (as defined in the next sentence) and (ii) an Outside Director. “Unvested Options,” for purposes of this Section 7.1(a), means options to purchase Common Stock, restricted Common Stock or other awards that (i) were granted to an employee in connection with such employee’s employment with the Company and (ii) are still subject to vesting or lapsing of similar restrictions. An “Outside Director” for purposes of this Section 7.1 means a member of the Board who is not a “beneficial owner” (as defined in Rule 13d-3 of the 1934 Act), directly or indirectly, of securities of the Company representing 1% or more of the total voting power represented by the Company’s voting securities on the date of any grant hereunder.

(b) On January 1 of each calendar year, each individual who is to continue to serve as a non-employee Board member, whether or not that individual is standing for re-election to the Board at that Board meeting, shall automatically be granted a Non-Statutory Option to purchase 6,667 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months and is an Outside Director as of such date. There shall be no limit on the number of such 6,667-share Option grants any one non-employee Board member may receive over his period of Board service, and non-employee Board members who have previously been in the employ of the Company (or any Parent or Subsidiary) or who have otherwise received one or more Stock Option grants from the Company shall be eligible to receive one or more such annual option grants over their period of continued Board service.

7.2 Exercise Price

(a) The exercise price per share shall be equal to 100% of the Market Value per share of Common Stock on the Option grant date. However, Non-Statutory Options granted to non-employee Board members who, at the time of grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Market Value per share of Common Stock on the date of grant.

(b) The exercise price shall be payable in one or more of the alternative forms authorized under the applicable Option Agreement.

7.3 Option Term. Each option shall have a term of ten (10) years measured from the Option grant date.

7.4 Exercise and Vesting of Options. Each Option shall be immediately exercisable for any or all of the shares of Common Stock subject to the Option. However, any unvested shares purchased under the Option shall be subject to repurchase by the Company, at the exercise price paid per share, upon the termination of such Optionee’s continuous status as a Board member, Consultant or Key Employee prior to vesting in those shares. The shares subject to each initial 26,667-share grant shall vest, and the Company’s repurchase right shall lapse, in a series of four (4) successive equal annual installments upon the Optionee’s completion of each year of service as a Board member over the four (4)-year period measured from the Option grant date. The shares subject to each annual 6,667-share option grant shall vest in one installment upon the Optionee’s completion of the four (4)-year period of service measured from the grant date.

7.5 Remaining Terms. The remaining terms of each Option granted under the Automatic Option Grant Program shall be governed by the Committee, the applicable Option Agreement, or the Plan. To the extent a term of an Option granted under this Automatic Grant Program are not described by the Committee or in the applicable Option Agreement, the terms of the Option shall be governed by the Plan.

8.	Change in Control.

Upon a Change in Control the terms of each Option shall be governed by the applicable Option Agreement.

9.	General Provisions

9.1 Neither the adoption of the Plan nor its operation, nor any booklet or other document describing or referring to the Plan, or any part thereof, (a) shall confer upon any employee any right to continue in the employ of the Company or any Subsidiary or shall in any way affect the right and power of the Company or any Subsidiary to dismiss or otherwise terminate the employment of any employee at any time for any reason with or without Cause, or (b) shall confer upon any advisor or consultant to the Company or any Subsidiary any right to continue in such capacity or shall in any way affect the right of the Company to terminate the advisory or consulting relationship at any time for any reason with or without Cause. If the Company or any Subsidiary shall terminate the employment or advisory or consulting relationship of a participant for any reason, whether or not for Cause, neither the Company nor such Subsidiary shall incur any liability to the participant due to the inability of the participant by reason of such termination to exercise thereafter any Option, to receive any grant under the Plan or to be eligible thereafter for any grant under the Plan.

9.2 By accepting any benefits under the Plan, each participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, all provisions of the Plan and any action or decision under the Plan by the Company, the Board of Directors or the Committee.

9.3 Appropriate provision shall be made for all taxes which the Company requires to be withheld in connection with the exercise of Options, under the laws of any governmental authority, whether federal, state or local and whether domestic or foreign. The Committee may in its discretion allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the shares of Common Stock to be issued upon exercise of an Option, that number of shares of Common Stock having a Market Value equal to the minimum amount required to be withheld. The Market Value of the shares of Common Stock to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have shares of Common Stock withheld for this purpose shall be made in such form and under such conditions as the Committee may deem necessary or advisable.

9.4 (a) No rights under the Plan shall be assignable, either voluntarily (except as may specifically be permitted for gifts of Restricted Stock), or involuntarily by way of encumbrance, pledge, attachment, levy or charge of any nature (except as may be required by state or federal law). Notwithstanding anything in the Plan to the contrary, a participant may designate a Beneficiary to receive an Option in the event of the participant’s death.

(b) Nothing in the Plan shall require the Company or any Subsidiary to segregate or set aside any funds or other property for the purpose of paying Common Stock upon the exercise of Options. No participant, Beneficiary or other person shall have any right, title or interest in any amount awarded under the Plan prior to payment thereof, or in any property of the Company or its Subsidiaries or affiliated corporations.

9.5 It is contemplated that the Company, although under no legal obligation to do so, may from time to time purchase shares of Common Stock for the purpose of paying an Option, or for the purpose of replacing shares issued or transferred in payment of an Option. All shares so purchased shall, unless and until transferred in payment of such Option, be at all times the property of the Company available for any corporate purpose, and no participant or employee or Beneficiary, individually or as a group, shall have any right, title or interest in any shares of Common Stock so purchased.

9.6 Headings are given to the sections of the Plan solely as a convenience to facilitate reference; neither such headings nor numbering or paragraphing shall be deemed in any way material or relevant to the construction of the Plan or any provision thereof.

9.7 The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall include within its meaning the plural and vice versa.

10.	Compliance with Other Laws and Regulations

The Plan, the grant and exercise of Options thereunder, and the obligation of the Company to sell and deliver shares of Common Stock under such Options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. If at any time the Committee shall determine in its discretion that the listing, registration or qualification of the shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares under the Plan, no shares will be delivered unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee. If shares are not required to be registered, but are exempt from registration, upon exercising all or any portion of an Option, the Company may require each Optionee (or any person acting under paragraph 6.2(f)(i)), to represent that the shares are being acquired for investment only and not with a view to their sale or distribution, and to make such other representations deemed appropriate by counsel to the Company. Stock certificates evidencing unregistered shares acquired upon exercise of Options shall bear any legend required by applicable state securities laws and a restrictive legend substantially as follows:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER WILL NOT REQUIRE REGISTRATION UNDER SUCH ACT OR UNDER THE SECURITIES LAWS OF ANY STATE.

11.	Effective Date; Term of Plan

The Plan shall become effective if and when, but not until, it is approved by the stockholders of the Company. The Plan shall continue in effect for a term of ten (10) years unless sooner terminated under Section 12.

12.	Amendment or Termination of Program

12.1 The Plan, or any part thereof, may be otherwise amended by the Board of Directors at any time, provided that, without the approval of the stockholders of the Company, no such amendment shall be effective which amends the provisions of the Plan so as to (a) increase the maximum number of shares of Common Stock which may be made subject to Options above the amount authorized by paragraph 5.1, (b) change materially the class of employees eligible to participate in the Plan, (c) amend the provisions of paragraph 4.1 relating to the administration of the Plan by the Committee and the eligibility of a Board member to serve on the Committee, or (d) amend this Section 12.

12.2 The Board of Directors may, by resolution adopted by a majority of the entire Board of Directors, at any time terminate the Plan or any portion thereof.

12.3 No amendment or termination of the Plan or any portion thereof by the Board of Directors or the stockholders shall, without the consent of a participant, adversely affect any award previously made or any Option or any other rights previously granted to him.

13.	Applicable Law

This Plan and all rights hereunder shall be governed, construed and administered in accordance with the laws of the State of California.

14.	Information to Optionees

The Company shall provide to each Optionee, not less frequently than annually during the period such Optionee has one or more Options outstanding, and, in the case of an individual who acquires shares of Common Stock pursuant to the Plan, during the period such individual owns such shares of Common Stock, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

THE ALPHASMART, INC. 1998 STOCK OPTION PLAN

SUB-PLAN FOR UK EMPLOYEES

1.	The purpose of this Sub-Plan is to provide incentive for present and future employees of AlphaSmart Europe Limited through the grant of options over Common Stock.

2.	This Sub-Plan is governed by the AlphaSmart, Inc. 1998 Stock Option Plan (amended and restated effective August 2003) (the “Plan”) and all its provisions shall be identical to those of the Plan save that the following sections shall be as stated in this Sub-Plan in order to accommodate the specific requirements of UK law.

1.	Purposes of the Plan

The purposes of the AlphaSmart, Inc. 1998 Stock Option Sub-Plan (the “Sub-Plan”) are (a) to assist Alphasmart, Inc. in attracting and retaining in the employ of the Company and any Subsidiaries individuals of outstanding competence, and (b) to provide performance incentives for key employees of AlphaSmart, Inc. and any Subsidiaries, including directors and officers who are also employees.

The Plan was adopted 1 August 1998 and initially authorized the grant of options to purchase in the aggregate up to 1,000,000 shares of AlphaSmart, Inc. Common Stock.

2.	Definitions

The definition of “Optionee” shall be amended to: “A Key Employee who has received an Option or Options under the Sub-Plan”.

6.2	Option Provisions

Sub-section 6.2(a) shall be as stated below:

(a)	Options may be granted only to Key Employees selected by the Committee.

General

Section 7 shall not apply to options granted under the Sub-Plan.

All references to Incentive Stock Options shall not apply to options granted under the Sub-Plan.